SIGNIFICANT ACQUISITIONS (Schedule of Allocation of Purchase Price to Assets Acquired and Liabilities Assumed) (Details) (Oil and Gas Property in Lousiana and Texas (Five Jab) [Member], USD $)	Sep. 01, 2013
Oil and Gas Property in Lousiana and Texas (Five Jab) [Member]
Significant Acquisitions and Disposals [Line Items]
Purchase price: Oil and gas properties	$ 4,151,459
Liabilities assumed	281,962
Total consideration	$ 3,869,497